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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 19, 1998
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                           Western Digital Corporation
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                     001-08703                95-264-7125
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


   8105 Irvine Center Drive, Irvine, California                     92618
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     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (949) 932-5000
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Total of sequentially numbered pages:  3.




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ITEM 5. OTHER EVENTS
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        On October 19, 1998, the registrant issued a press release announcing the results of its first quarter ending September 26, 1998.

        A copy of this press release is attached as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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Exhibit        Description
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   99.2        Press Release dated October 19, 1998, regarding Western Digital
               Corporation's announcement of its first quarter results.












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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Western Digital Corporation



Date:  October 22, 1998                     By:/s/ MICHAEL A. CORNELIUS
                                               ------------------------
                                               Michael A. Cornelius
                                               Vice President, Law and
                                               Administration and Secretary










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